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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, dated January 28, 1999, on the financial statements and supporting schedule and exhibit of GTE Southwest Incorporated included in this Form 10-K, into the Registration Statements previously filed on Form S-3 (File No. 333-63657).






Dallas, Texas                                             ARTHUR ANDERSEN LLP
March 31, 1999